Exhibit 10.1

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT

This Second Amendment to Third Amended and Restated Loan Agreement (this “Amendment”) is made as of June 18, 2024, by and between J.V.B. Financial Group, LLC, a Delaware limited liability company (“Broker/Dealer”), and Byline Bank (“Lender”), with reference to the following facts:

A.     Pursuant to the terms and conditions of that certain Third Amended and Restated Loan Agreement, dated as of June 9, 2023, as amended by that certain First Amendment to Third Amended and Restated Loan Agreement, dated as of December 22, 2023, and effective as of December 21, 2023 (the “Loan Agreement”) by and between Broker/Dealer and Lender, Lender agreed to make a revolving loan commitment to Broker/Dealer in the principal amount of Fifteen Million Dollars ($15,000,000) (the “Loan”). Capitalized terms used and which are not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

B.     Broker/Dealer has requested Lender to amend the Loan Agreement in order to extend the borrowing termination and maturity dates of the Loan, and Lender has agreed to such request, upon the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of the Broker/Dealer by the Lender, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the Broker/Dealer and the Lender agree as follows:

Section 1.         Incorporation. The foregoing recitals are hereby made a part of this Amendment.

Section 2.         Amendments to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, the Loan Agreement is amended as follows:

2.1     The definition of “Revolving Loan Borrowing Termination Date” in Section 1(a) of the Loan Agreement is amended and restated in its entirety as follows:

   “Revolving Loan Borrowing Termination Date” means June 18, 2025.

2.2     The definition of “Revolving Loan Maturity Date” in Section 1(a) of the Loan Agreement is amended and restated in its entirety as follows:

   “Revolving Loan Maturity Date” means June 18, 2025.

Section 3.         Representations and Warranties. In order to induce Lender to execute and deliver this Amendment, Broker/Dealer represents and warrants to Lender that as of the date hereof:

3.1     The representations and warranties set forth in Section 5 of the Loan Agreement are true and correct.

3.2     Broker/Dealer is in compliance with the terms and conditions of the Loan Agreement and no Event of Default or Unmatured Event of Default has occurred and is continuing under the Loan Agreement or shall result after giving effect to this Amendment.

3.3     The copies of Broker/Dealer’s certificate of formation and operating agreement (with all amendments thereto) as certified by Broker/Dealer remain true and complete, and there has been no change in such documents or the ownership of Broker/Dealer since last delivered to Lender.

3.4     The execution and delivery of this Amendment (and the other documents set forth in Section 4 of this Amendment) and the performance of the Loan Documents as modified herein have been duly authorized by all requisite company action by or on behalf of Broker/Dealer. This Amendment has been duly executed and delivered on behalf of Broker/Dealer.

Section 4.         Conditions Precedent. Lender’s consent hereunder shall be subject to Broker/Dealer having delivered, or having caused to be delivered, to Lender, the following items, all of which shall be in form and substance acceptable to the Lender:

4.1     This Amendment, duly executed by Broker/Dealer;

4.2     The Fifth Amended and Restated Revolving Note in the original maximum principal amount of the Revolving Loan Commitment, duly executed by Broker/Dealer;

4.3     A Reaffirmation of Guaranty by each Guarantor, duly executed by such Guarantor;

4.4     A Reaffirmation of Pledge and Security Agreement, duly executed by Holdings LP;

4.5     An updated Compliance Certificate as contemplated by Section 7(g)(iv) of the Loan Agreement in the form attached as Exhibit A to the Loan Agreement; and

4.6     such other documents, agreements and certificates in connection as Lender may require.

Section 5.         Miscellaneous.

5.1     Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement, the Revolving Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

5.2     Broker/Dealer agrees to pay on demand all costs and expenses of or incurred by Lender in connection with the preparation, execution and delivery of this Amendment, including the fees and expenses of Lender’s counsel.

5.3     This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

5.4     This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

Section 6.         WAIVER OF JURY TRIAL. BROKER/DEALER AND LENDER EACH HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AMENDMENT OR THE LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BROKER/DEALER OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BROKER/DEALER AND LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

Section 7.         VENUE. TO INDUCE LENDER TO ACCEPT THIS AMENDMENT, BROKER/DEALER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER, OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AMENDMENT SHALL BE LITIGATED IN COURTS WITHIN COOK COUNTY, STATE OF ILLINOIS AND EACH OF THEM HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. BROKER/DEALER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BROKER/DEALER BY LENDER IN ACCORDANCE WITH SECTION 7 OF THIS AMENDMENT OR UNDER ANY OF THE LOAN DOCUMENTS.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BROKER/DEALER:
J.V.B. FINANCIAL GROUP, LLC

By:	/s/ Douglas Listman
Name:	Douglas Listman
Title:	Chief Financial Officer

LENDER:
BYLINE BANK

By:	/s/ Cate Gula
Name:	Cate Gula
Title:	Vice President

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]